Certification Pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, David M. Spungen, President of Hillview Investment Trust II (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    August 31, 2004                    /s/ David M. Spungen
     -------------------                    --------------------
                                            David M. Spungen, President
                                            (principal executive officer)


I, Joseph A. Bracken, Treasurer of Hillview Investment Trust II (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    August 31, 2004                    /s/ Joseph A. Bracken
     ---------------------                  ---------------------
                                            Joseph A. Bracken, Treasurer
                                            (principal financial officer)


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